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                                                           APPLICATION FOR
                                                          VARIABLE ANNUITY




                                                      [COUNTRY COMPANIES LOGO]
                                                   Insurance & Financial Services

                                                                                            COUNTRY Investors Life Assurance Company
                                                                                            1701 Towanda Avenue, PO Box 2000
                                                                                            Bloomington, IL 61702-2000

CI-VAAPP-04                                                                                                              Q32-065-00

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DEFERRED VARIABLE ANNUITY APPLICATION                 [COUNTRY COMPANIES LOGO]              COUNTRY Investors Life Assurance Company
                                                   Insurance & Financial Services           1701 Towanda Avenue, PO Box 2000
                                                                                            Bloomington, Illinois 61702-2000


(USE BLACK INK ONLY)                                                     CONTRACT # (Home Office Use Only) _______________________
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    AGENT/BROKER/REGISTERED                    BRANCH OR                                          BRANCH OR
REPRESENTATIVE INFORMATION: NAME             AGENCY ADDRESS                        PHONE #         AGENCY #               %
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1.
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2.
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All references to "the Company" shall mean COUNTRY Investors Life Assurance Company of Bloomington, Illinois.

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SECTION A - ANNUITANT

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                                                   OCCUPATION
SEX  / / MALE              / / FEMALE
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NAME    FIRST NAME                        MIDDLE NAME                 LAST NAME                  SOCIAL SECURITY NUMBER

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ADDRESS                                                                CITY                COUNTY          STATE    ZIP CODE

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DATE OF BIRTH                                      AGE                        DAYTIME PHONE

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SECTION B - OWNER (IF OTHER THAN PROPOSED ANNUITANT)
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SEX  / / MALE              / / FEMALE
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NAME    FIRST NAME                        MIDDLE NAME                 LAST NAME                  SOCIAL SECURITY/TAX ID NUMBER

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ADDRESS                                                                CITY                COUNTY          STATE    ZIP CODE

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DATE OF BIRTH                                                                 DAYTIME PHONE

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SECTION C - BENEFICIARY
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As to proceeds at death of the Proposed Annuitant, survivors within a class (Primary or Contingent) entitled to the proceeds shall share equally unless otherwise specified.

                                                                                        RELATIONSHIP TO
                          NAME                               ADDRESS                    PROPOSED ANNUITANT       SOCIAL SECURITY #
Primary
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Contingent
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                (If Primary Beneficiary is not living)

OR / / Children born to or adopted by Proposed Annuitant and ___________________________________________________ (name of spouse).

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SECTION D - PLAN TYPE
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1. (Select only one)               / / Nonqualified     / / Qualified

(If Qualified, check the appropriate plan description below)
/ / IRA      / / SEP IRA           / / Roth IRA         / / Roth Conversion IRA      / / Keogh/Corporate Pension

/ / TSA/403(b)                     / / Other ____________________________________________________________________________________

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2. Optional Benefits:       / / Incremental Death Benefit (available on Nonqualified plans only)

                            / / Other ___________________________________________________________________________________________

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SECTION E - INCOME STARTING AGE
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Income Starting Age _________________________________ (for Annuitant listed in Section A)
(If not stated, Income Starting Age will be age 70 1/2)

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CI-VAAPP-04                                                        1                                             Q32-065-00 (01/03)
                                                                                                                            Q32065B
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SECTION F - PREMIUM PAYMENTS
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INITIAL PREMIUM PAYMENT $ __________________________________________  FUTURE PREMIUM PAYMENT $ __________________________________
(Minimum: $1,000)                                                     (Minimum: $50)

By: / / Check         / / Transfer        / / Rollover

                                                                      Payable: (indicate frequency)
Estimate amount of transfer/rollover $ _____________________________    / / Annually             / / Semiannually
                                                                        / / Quarterly            / / AMP (complete Depositor
                                                                                                          Authorization Attached)
Tax year for which contribution applies (if Qualified) _________________________

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SECTION G - REPLACEMENT
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1. Does the Proposed Annuitant or Owner have any other life policies or annuity contracts?                  / / Yes         / / No

2. Will annuity applied for REPLACE any existing life insurance or an existing annuity on the same life?    / / Yes         / / No

NOTE: If "Yes" to either question, submit state-required notices.

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SECTION H - SPECIAL REQUESTS, REMARKS AND CORRECTIONS OR ENDORSEMENTS
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                                                            CERTIFICATION

UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

     1.   THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO
          ME), AND

     2.   I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (a) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (b) I HAVE NOT BEEN NOTIFIED
          BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL
          INTEREST OR DIVIDENDS, OR (c) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND

     3.   I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

CERTIFICATION INSTRUCTIONS   YOU MUST CROSS OUT ITEM 2 ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO
BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN. FOR REAL ESTATE TRANSACTIONS,
ITEM 2 DOES NOT APPLY. FOR MORTGAGE INTEREST PAID, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT,
CONTRIBUTIONS TO AN INDIVIDUAL RETIREMENT ARRANGEMENT (IRA), AND GENERALLY, PAYMENTS OTHER THAN INTEREST AND DIVIDENDS, YOU ARE NOT
REQUIRED TO SIGN THE CERTIFICATION, BUT YOU MUST PROVIDE YOUR CORRECT TIN.

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CI-VAAPP-04                                                        2                                             Q32-065-00 (01/03)
                                                                                                                            Q32065C

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SECTION I - SIGNATURES
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I/We declare that all statements in this Application are true to the best of my/our knowledge and belief, and agree that this
Application shall be a part of the Annuity Contract issued by the Company. Acceptance of any Annuity Contract issued on this
Application shall constitute ratification of any corrections, additions, or changes made by the Company and recorded in the space
"Special Requests, Remarks and Corrections or Endorsements" except that no change shall be made as to amount, classification, plan or benefits, unless agreed to in writing. It is understood that no agent, agency manager or other unauthorized person except an
Executive Officer or an Assistant Secretary of the Company is authorized to waive forfeitures, to make or alter contracts, or to waive any of the Company's rights or requirements.

ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE
INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.



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Signature of Proposed Annuitant                                                         Date



List any other name(s) the Proposed Annuitant has used in the past:



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Signature of Owner (if other than Proposed Annuitant)                                   Date



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Signature of Agent/Broker/Registered Representative                                     Date


CI-VAAPP-04                                                        3                                              Q32-065-00 (01/03)
                                                                                                                             Q32065D

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SECTION J - AGENT/BROKER/REGISTERED REPRESENTATIVE CERTIFICATE -
            EXISTING INSURANCE/REPLACEMENT TRANSACTIONS
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1.      Are you aware of any existing life insurance or annuities not otherwise disclosed on this Application?   / / Yes    / / No

        If "Yes", please explain: ________________________________________________________________________________________________

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2.      Will this plan replace any existing life insurance or annuity? (Using the definition of Replacement      / / Yes    / / No
        adopted by your state.)

        If "Yes", please explain: ________________________________________________________________________________________________

For any replacement, indicate the type of coverage proposed to be replaced:

/ / Term Life           / / Whole Life          / / Variable Life       / / Fixed Annuity       / / Variable Annuity

/ / Other - be specific __________________________________________________________________________________________________________

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3.      Have you completed all state-required replacement notices?                                               / / Yes    / / No

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4.      Advertising materials:

        -    I certify that I used only Company-approved sales material with this Application and that an        / / Yes    / / No
             original or a copy of all sales material was left with the Proposed Annuitant.

        -    I certify that a printed copy of any electronically presented sales material was/will be            / / Yes    / / No
             presented to the Proposed Annuitant no later than the date the Policy is delivered.

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5.      I certify that this Application is in accordance with the Company's written statement of the Company's   / / Yes    / / No
        position with respect to the acceptability of replacement.*

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        * Refer to your life reference manual for additional information.


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Agent/Broker/Registered Representative Signature                                        Date



CI-VAAPP-04                                                                                                       Q32-065-00 (01/03)
                                                                                                                             Q32065E
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                NOTE: FORM MUST BE COMPLETE IN EVERY DETAIL AND ACCOMPANIED BY BLANK CHECK FROM DEPOSITOR'S ACCOUNT.

                                                   COUNTRY LIFE INSURANCE COMPANY
                                              COUNTRY INVESTORS LIFE ASSURANCE COMPANY
          A part of COUNTRY Insurance & Financial Services - 1711 GE Road, P.O. BOX 2000, BLOOMINGTON, ILLINOIS 61702-2000

                                      AUTOMATIC MONTHLY PAYMENT PLAN - DEPOSITOR AUTHORIZATION

     This request will authorize you to withdraw payments on my account for the purpose of making payments as they fall due on each policy listed below.

     I understand and agree that either of us may terminate payment in this manner by giving ten days written notice to the other;
that presentation to the bank of such withdrawals shall constitute notice that the amount is due; and that if any withdrawal under this authorization is not honored and the sum due you is not paid within the time provided by the policy or policies, such policy shall be null and void except as otherwise provided therein.

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Name of Bank

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Address of Bank         Street or P.O. Box                              City                           State          Zip Code

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Do you have an existing Automatic Monthly Payment Plan?         / / Yes    / / No

Are below listed policy/policies to be added to: / / New Account        / / Existing Account - AMP Account Number: ________________

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       POLICY NUMBER                                            INSURED'S NAME                                     COMPANY



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IF NEW ACCOUNT -- CHECK ONE / / Checking Account - Number: ____________________  / / Savings Account - Number: ___________________

OTHER CHANGES:

 / / Change of Bank                    / / Split Existing AMP Account into 2 separate accounts - COMPLETE ABOVE ACCOUNT INFORMATION

 / / Bank Account Number Change Only   / / Terminate AMP Account - Cash Surrender Policy(ies)

 / / Change Billing Mode from AMP to / / Quarterly  / / Semi-Annual  / / Annual  / / CBP
        withdrawals are on or about the 15th of each month

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                     Signature of Depositor                                   Signature of Policyowner (If Other Than Depositor)

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                               Date                                                                     Agent

                                                  DEPOSITOR'S AUTHORIZATION TO BANK

                                               To honor withdrawals by and payable to

                                                   COUNTRY LIFE INSURANCE COMPANY
                                              COUNTRY INVESTORS LIFE ASSURANCE COMPANY
                                                  Bloomington, Illinois 61702-2000

     I hereby authorize and direct you to pay and charge to my account with your withdrawal on that account by COUNTRY Life
Insurance Company and COUNTRY Investors Life Assurance Company and payable to its order. I agree that your rights with respect to each withdrawal in this way shall be the same as if such withdrawal had been drawn by me personally. I agree further that you are not to be liable in the event you dishonor any such withdrawal by the Insurance Company, whether with or without cause, and whether intentionally or inadvertently, even though dishonor should cause lapse of an insurance or annuity policy.

     This authorization and direction shall be effective immediately and shall continue in force until revoked by me in writing.

                                         INDEMNITY AGREEMENT FOR PRE-AUTHORIZED WITHDRAWALS

TO: The bank named above:

     In consideration of your complying with the authorization and direction stated above, COUNTRY Life Insurance Company ("called
COUNTRY Life") and COUNTRY Investors Life Assurance Company ("called COUNTRY Investors") agree:

1.   To indemnify you against all liability to any person for or on account of payment by you of any withdrawals received in the regular course of business, drawn or purporting to be drawn by COUNTRY Life or COUNTRY Investors on the account of a person having a deposit with you.

2.   To indemnify you against all liability to any person for or on account of dishonor or non-payment of any withdrawal and so received including liability and asserted liability based upon forfeiture or lapse of an insurance or annuity policy issued by said COUNTRY Life or COUNTRY Investors.

3.   To defend at our own cost and expense any action which may be brought against you by any depositor or any other person because of the actions taken by you pursuant to the foregoing requests, or which may arise by reason of the participation of the bank in the foregoing plan of premium collections.

4.   To refund to you any and all amounts erroneously paid by you to COUNTRY Life or COUNTRY Investors on such withdrawals, provided that claim for the amount of any erroneous payment is made by you within fifteen months from the date of the withdrawal on which the erroneous payment was made.

5.   That your participation in this plan and that of the depositor named above may be terminated by either party by written notice to the other, and that your participation and that of COUNTRY Life or COUNTRY Investors may be terminated by either party by thirty days written notice to the other.


                                                                                COUNTRY Life Insurance Company
                                                                            COUNTRY Investors Life Assurance Company

                                                                                        /s/ Paul M. Harmon

                                                                                              Secretary

             Authorized in a resolution adopted by the Board of Directors of COUNTRY Life Insurance Company and COUNTRY
                                       Investors Life Assurance Company on November 11, 1971.                            Q32-065-00
                                                                                                                            Q32065F
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